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                                                                   Exhibit 10.17


IMPCO                                                 Detroit Headquarters
Letterhead                                            35715 Sterling Drive
                                                      Sterling Heights, MI 48312
                                                      Tel:  (810) 819-0800
                                                      Fax:  (810) 979-8910
                                                      www.impcotechnologies.com


                   AMENDMENT TO THE LEASE BETWEEN BRADEN COURT
                     ASSOCIATES AND IMPCO TECHNOLOGIES, INC.

As of October 18, 2000, in all places where IMPCO Technologies, Inc. or IMPCO is mentioned substitute Quantum Technologies, Inc.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers thereunto duly authorized as of the day and year first written above.


IMPCO Technologies, Inc.                           Braden Court Associates

By: /s/ Don Dominic                                BY: /s/ Norm Powell
    ------------------------                           -----------------
    Don Dominic

TITLE: VP & Secretary                              TITLE: Illegible
                                                          --------------


Quantum Technologies, Inc.

BY: /s/ Syed Hussain
    ------------------------


TITLE: President
       ---------------------